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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (date of earliest event reported):  February 12, 1997



                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Maryland                    1-13174             54-1681657
------------------------------      -----------         --------------
(State or Other Jurisdiction        (Commission         (IRS Employer
    of Incorporation)               File Number)    Identification Number)


   2345 Crystal Drive, Arlington, VA                      22202
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(Address of Principal Executive Offices)                (Zip Code)


    The Registrant's telephone number, including area code:  (703) 920-8500
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                                   SIGNATURES

ITEM 5.  OTHER EVENTS.
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          On February 12, 1997, Charles E. Smith Realty Inc. (the "Company")
entered into an Underwriting Agreement and related Pricing Agreement with Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Legg Mason Wood Walker, and Prudential Securities Incorporated relating to the issuance and sale by the Company of 2,700,000 shares of Common Stock, par value $.01 per share (the "Offered Securities"). The Offered Securities were registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (No. 333-340).



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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Exhibit
Number    Exhibit
------    -------

1                                   Underwriting Agreement dated February 12,
                                    1997.

1.1                                 Pricing Agreement dated February 12, 1997.

5 Opinion of Hogan & Hartson L.L.P. dated February 19, 1997 as to the validity of the offered securities.
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 21, 1997            CHARLES E. SMITH RESIDENTIAL REALTY, INC.


                              By:   /s/ Robert D. Zimet
                                    ------------------------
                                    Robert D. Zimet
                                    Senior Vice-President and
                                    General Counsel